CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 15, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                             ONLINE PROCESSING, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-69270                22-3774845
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

            750 East Interstate 30, Suite 100, Rockwall, Texas 75087
               (Address of principal executive offices (zip code))

                                  972-771-2305
              (Registrant's telephone number, including area code)




ITEM 1.    CHANGE OF CONTROL

On July 9, 2004, Terri Wonderly, president and CEO of Online Processing, Inc., exercised her right to require Online Processing to purchase 410,000 shares of our common stock for $250,000 pursuant to that certain Option Agreement dated February 28, 2003, between herself and Online Processing. Since Online Processing does not currently have sufficient funds available to honor our obligations under the Option Agreement, we have informed Ms. Wonderly of our default. Payment of our obligations under the Option Agreement is secured by the shares of certain of our shareholders who received shares pursuant to our share exchange with Communications Field Services, Inc. also on February 28, 2003. Under the terms of a Stock Pledge Agreement dated February 28, 2003 and amended on January 21, 2004, between these "Pledgors" and Ms. Wonderly, our inability to purchase Ms. Wonderly's shares pursuant to the Option Agreement constitutes an event of default. Under the terms of an Escrow Agreement, also dated February 28, 2003 and amended on January 21, 2004, between Ms. Wonderly, the Pledgors and us, in the event of a default, Ms. Wonderly may authorize the escrow agent to transfer all of the Pledgors' shares to Ms. Wonderly. We have been informed that Ms. Wonderly directed the escrow agent to transfer the pledged shares to her on July 15, 2004. The escrow agent has informed us that the shares will be submitted to the transfer agent for transfer to Ms. Wonderly following notice to the Pledgors in accordance with the applicable agreements.

Following the transfer of the pledged shares to Ms. Wonderly, she will own 8,276,000 of 9,779,900 outstanding shares of Online Processing or 84.63%.

ITEM 5.    OTHER EVENTS

On July 6, 2004, our Board of Directors was expanded to two members and the Board elected Michael Kamps as director. Mr. Kamps graduated from Texas A&M University, College Station Texas in 1979 and has since been involved in many aspects of the financial and real estate industries. Mr. Kamps holds numerous licenses and certifications, including that of Certified Public Accountant, and licensed Real Estate and Insurance agent. Mr. Kamps has been a mortgage loan broker since 1986. Since July 1996, Mr. Kamps has been President of Heritage Funding Company, LLC, a full service mortgage brokerage firm. As of January 2000, the State of Texas requires mortgage loan officers and brokers to be licensed; Mr. Kamps is licensed as a Mortgage Broker.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        20.1     Option Agreement dated February 28, 2003
           20.2     Stock Pledge Agreement dated February 28, 2003
           20.3     Escrow Agreement dated February 28, 2003
           20.4*    Amendment to Stock Pledge and Escrow Agreements dated
                    January 21, 2004

*          Previously filed on Form 8-K, dated January 21, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ONLINE PROCESSING, INC.

By:  /s/ Terri Wonderly
     ---------------------------
         Terri Wonderly,
         Chief Executive Officer

Dated:  July 15, 2004

Exhibit 20.1

                                OPTION AGREEMENT

         This option agreement (the "Agreement") dated as of February 28, 2003, is entered into by and between Online Processing, Inc., a Nevada corporation (the "Company") and Terri Wonderly ("Option Holder").

                                    Recitals

         A. Option Holder is the owner of 410,000 shares of the Company's common stock, par value $.001 (the "Shares").

         B. The Company desires to grant Option Holder the option to sell the Shares to the Company pursuant to the terms of this Agreement.

         Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

         GRANT OF OPTION. The Company hereby grants to the Option Holder, the right and option (hereinafter called the Option), to require the Company to buy all or any part of an aggregate of 410,000 Shares of the Company's common stock (such number being subject to adjustment as provided in paragraph 6 hereof) on the terms and conditions set forth herein.

         PURCHASE PRICE. The purchase price of the shares of the Common Stock covered by the Option shall be $.61 per share (such price being subject to adjustment as provided in paragraph 6 hereof).

         TERM OF OPTION. The term of this Option shall be three (3) years from the date of this grant. Notwithstanding the foregoing, this Option shall immediately expire and be of no further force and effect upon the exercise of all of the options granted by Option Holder to those certain holders (the "Call Options"), copies of which are attached hereto as Exhibit A.

         VESTING. The Options shall vest and become exercisable in full 366 days from the date of this Agreement.

         PAYMENT. The purchase price of the Shares as to which the Option shall be exercised shall be paid in full by check, money order or wire transfer, at the option of the Option Holder, to the address set forth in Section 8 and all such payments shall be made payable to to:

                  T. Alan Owen & Associates, P.C.
                  Attorney IOLTA Account F/B/O
                  Terri Wonderly
                  Compass Bank
                  Arlington, TX
                  ABA No. 113010547
                  Account No. 70364360

         CHANGES IN CAPITAL STRUCTURE. If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split-up, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of the Company's common stock holdings shall be changed into the same or a different number of shares of the same or another class or classes of stock, the price per share to paid by the Company to the Option Holder upon exercise of the Option, shall be appropriately adjusted so as to account for such change in the Company's capital structure. In no event shall the Company be required to pay more than $250,100 in the aggregate for the Shares, as adjusted, or shall the Option Holder be paid less than $250,100 upon exercise of the full Option granted herein.

         METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Option, the Option may be exercised by written notice to the Company's Treasurer, in accordance with the provisions of Section 8 herein, presented any time prior to termination of this Option. The exercise date will be the date of the written notice to the Treasurer. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Accompanying such notice shall be certificates representing such number of Shares of the common stock of the Company as are then being sold to the Company pursuant to the exercise of the Option, which certificates shall be duly endorsed or accompanied by duly exercised stock powers transferring such Shares to the Company.

         8. NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to Option Holder, to:


Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011


with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Company to:

Communications Field Services, Inc.
295 South Lewis Street
Anaheim, California 92805

Attn: Peter Bothorpe
with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017


         9. DISCLAIMER. The Company will NOT advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.

         IN WITNESS WHEREOF, the Company has executed this Option as of the date first set forth above.

                                           ONLINE PROCESSING, INC.


                                           By:
                                               -------------------------

Exhibit 20.2

                             STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT dated as of February 28, 2003, made by and between those certain parties set forth on Schedule A hereto (each a "Pledgor" and collectively the "Pledgors") and Terri Wonderly (the "Secured Party") and Law Offices of Louis E. Taubman, P.C. (the "Agent"), as agent for the Secured Parties.

         PRELIMINARY STATEMENTS:

         I. The Pledgors own  10,800,000  shares of the common stock,  $.001 par
value  (the  "Pledged  Securities"),   of  Online  Processing,  Inc.,  a  Nevada
corporation ("Online").

         II. It is a condition precedent to Online closing that certain Share Exchange Agreement dated February 28, 2003, to purchase to all of the issued and outstanding shares of Communication Field Services, Inc. ("CFSC"), by and between Online and the Pledgors that the Pledgors shall have made the pledge contemplated by this Agreement.

         III. Contemporaneously with the execution of this Agreement, the parties hereto shall also execute an Escrow Agreement.

         NOW  THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

         SECTION A. Pledge. The Pledgors hereby pledge to the Agent, and grant to the Agent a security interest in, the following (the "Pledged Collateral"):

                 1. the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

                 2. all proceeds of any and all of the foregoing Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

         SECTION B. Security for Obligations. This Agreement secures the payment of all obligations of Pledgors now or hereafter existing under those certain option agreements between the Pledgors and the Secured Party (the "Options"), copies of which are attached hereto as Exhibits A & B, respectively.

         SECTION C. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default (as defined below), the Agent shall have the duty, at any time at the direction of a majority in interest of the Secured Parties on ten (10) business days notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees, or in the name of each of the Secured Parties on a pro rata basis based on each Secured Party's amount subscribed for compared to the total amount subscribed for, any or all of the Pledged Collateral as provided herein, subject only to the revocable rights specified in Section F(a). In addition, the Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION D. Representations and Warranties. The Pledgors, jointly and severally, represent and warrant as follows:

                 1. The Pledgors are the owners of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                 2. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the exercise and payment of the Options.

         SECTION E. Further Assurances. The Pledgors agree that at any time and from time to time the Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Such acts by Pledgors shall be at Pledgor's expense until such time as the Options have been exercised and paid in full and at the Secured Party's expense once the Options have been exercised and paid in full, except for those expenses that accrued prior to such exercise and payment in full.

         SECTION F. Voting Rights; Dividends; Etc. 1. So long as no Event of Default shall have occurred and be continuing;


                  (a) The Pledgors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                  (b) The Pledgors shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral, provided, however, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, and (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgors, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgors, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                  (c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors upon demand and without undue delay all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  2. Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                  (a) All rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section F(1)(a) and to receive the dividends payments which they would otherwise be authorized to receive and retain pursuant to Section F(1)(b) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights at the direction of the Secured Party and to receive and hold as Pledged Collateral such dividends.

                  (b) All dividends which are received by the Pledgors contrary to the provisions of paragraph (a) of this Section F(2) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  3.  As  used  herein,   "Event  of  Default"  shall  mean  the
following:

                  (a) Any failure on the part of Online or the Pledgors to honor the terms of the Options.

                  (b) The issuance of any shares of the Online's capital stock, in a single transaction or group of transactions that would cause the Pledged Securities to be less than 51% of the issued and outstanding stock of ONLINE, without the written consent of the Secured Party. The terms of this paragraph 3(b) shall include securities convertible into shares of Online's capital stock as well.

         SECTION G. Transfers and Other Liens. The Pledgors agrees that they will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

         SECTION H. Agent Appointed Attorney-in-Fact. The Pledgors hereby appoint the Agent the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgors under Section
F), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgors representing any dividend or any part thereof and to give full discharge for the same.

         SECTION I. Agent May Perform. If the Pledgors fail to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors under Section L.

         SECTION J. The Agent's Duties. 1. The powers conferred on the Agent hereunder are solely to protect the Secured Party's interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers, except upon the direction of the Secured Party. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

                 2. Each Pledgor and the Secured Party hereby, jointly and severally, agree to indemnify and defend the Agent and to hold the Agent harmless from any loss, liability or expense incurred by the Agent without willful malfeasance or nonfeasance or bad faith on its part arising out of or in connection with the acceptance or administration by the Agent of its duties hereunder, including, but not limited to, the reasonable fees, costs and expenses of defending itself against claims of liability hereunder. Anything in the foregoing to the contrary notwithstanding, in the event of a dispute between the parties or between either or both of the parties and the agent or in the event of the agent's resignation if no successor agent has been appointed within 30 days following written notice to the parties by the Agent of such resignation, at the sole discretion of the Agent, the Agent may at any time deposit any or all of the Pledged Collateral with a federal or state court located in New York County, New York selected by the Agent and in such event (x) all liability and responsibility of the Agent shall terminate upon such deposit having been made, and (y) after such deposit is made, and absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Agent may represent the Secured Party in connection with any dispute or proceeding relating to the disposition of the Pledged Collateral. Absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Secured Party and each of the Pledgors hereby waive any actual or alleged conflict of interest by reason of the Agent serving as Agent hereunder or in connection with any such representation. Any breach or violation of the terms of this Agreement by any party, including the provisions and restrictions of this Section J, in addition to giving rise to monetary damages, may be enjoined. The Agent shall not be bound in any way by any agreement or contract between the Secured Party and any Pledgor whether or not it has knowledge thereof, and the Agent's only duties and responsibilities hereunder shall be to hold the Pledged Collateral as Agent and to dispose of the Pledged Collateral in accordance with the terms of this Agreement. The Agent may act upon any instruments or other writings believed by the Agent in good faith to be genuine and to be signed or presented by the proper persons. The Agent shall not be liable for any error in judgment, law or fact or for any act done or omitted to be done in connection with the performance of its duties under this Agreement, except for its own willful malfeasance or nonfeasance or bad faith. The Agent may consult with independent counsel and a written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by the Agent hereunder in good faith and in reliance upon such opinion.

         SECTION K. Remedies upon Default. Subject to the provisions of Section F, if any Event of Default shall have occurred and be continuing:

                  1. The Agent may, as directed by the Secured Party, (i) transfer the Pledged Collateral to the Secured Party in full satisfaction of the Pledgors' obligations under the Options or (ii) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Secured Party on default under the Uniform Commercial Code in effect in the State of New York at the time (the "Code") (whether or not the Code applies to the affect
Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, as directed by the Secured Party. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  2. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section L) in whole or in part by the Agent to satisfy the obligations of Online and the Pledgors pursuant to the Options, as the Agent shall be directed by the Secured Party. Any surplus of such cash or cash proceeds held by the Agent and remaining after satisfaction in full of such obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION L. Expenses. Prior to exercise and payment in full of the Options, the Pledgors will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder or (iii) the failure by the Pledgors to perform or observe any of the provisions hereof. Subsequent to the exercise and payment in full of the options, the Secured Party shall be responsible for all reasonable expenses of the Agent, except for such expenses that accrued prior to exercise and payment in full of the options.

         SECTION M. Amendments, Etc. This Agreement may be altered or amended only with the written consent of all of the parties hereto.

         SECTION N. Addresses for Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Party, to:

Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011

If to the Pledgors, to:

the addresses set forth on EXHIBIT A hereto.
                           ---------
with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

If to the Agent, to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

         SECTION O.  Continuing Security Interest.

                  1. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the exercise and payment in full of the Options and all other amounts payable under this Agreement, (ii) be binding upon the Pledgors, their successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns.

                  2. Upon the payment in full of the obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination, the Agent will, at the Pledgors' expense, return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

         SECTION P. Governing Law; Terms. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three
(3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

         SECTION Q. This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

EXECUTED:

PLEDGORS:





--------------------------------------
         Roger Henely


--------------------------------------
         Kenneth E. Bailey, Jr.


--------------------------------------
         William R. Shroyer


--------------------------------------
         Thomas A. Brewer



         Richard R. Holm

Partners Resources, LLC


By:
    ----------------------------------


--------------------------------------
         Peter Bowthorpe


--------------------------------------
         Joel A. Shapiro


--------------------------------------
         Patrick Shane


--------------------------------------
         Barry Alexander

--------------------------------------
         Mitchell J. Weiner


--------------------------------------
         Richard H. Rosenblum

SECURED PARTY:


--------------------------------------
         Terri Wonderly

AGENT:

Law Offices Of Louis E. Taubman, P.C.


By:
    ----------------------------------
         Louis E. Taubman

                                    EXHIBIT A


Pledgor                             Online Shares
-------                             -------------

Roger Henely                            3,260,000
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                     81,000
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                         81,000
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                           81,000
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                            81,000
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                    326,000
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                         2,086,000
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                         1,736,000
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                           1,736,000
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                           418,000
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                        620,000
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062

Richard H. Rosenblum                      294,000
122 Marlborough Road
Scarborough, New York 10510

Exhibit 20.3

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") is made as of February 28, 2003 by and between those parties listed on EXHIBIT A hereto (each a "Pledgor" and collectively, the "Pledgors"), Terri Wonderly, (the "Secured Party") and Law Offices of Louis E. Taubman, P.C. (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, the Pledgors, Online Processing, Inc. (the "Company") and the Secured Party are parties to certain option agreements (the "Options") and a stock pledge agreement (the "Stock Pledge Agreement"), all dated as of February 28, 2003, pursuant to which 10,800,000 shares of the Company's common stock owned by the Pledgors (the "Shares") are to be held in escrow; and

         WHEREAS, the Pledgors and the Secured Party have requested that the Escrow Agent hold the Shares in escrow pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                               TERMS OF THE ESCROW

         1.1 The parties hereby agree to have Law Offices of Louis E. Taubman, P.C. act as Escrow Agent whereby the Escrow Agent shall receive the Shares in escrow and distribute the same as set forth in this Agreement. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Transaction Documents.

         1.2 At or prior to the issuance of the Options, the Pledgors shall deliver to the Escrow Agent certificates representing the (i) 10,800,000 Shares of the Company's common stock, (ii) stock powers executed by the Pledgors for each certificate representing the Shares, and (iii) a letter addressed to the transfer agent of the company authorizing the Transfer Agent to transfer such Shares into the name of the Secured Party.

         1.3 (a) Upon an event of Default pursuant to the Stock Pledge Agreement, Escrow Agent is hereby authorized, 10 days after Pledgor has received notice of such default and had an opportunity to cure, to release to the Secured Party (i) the Shares, (ii) stock powers and (iii) a letter from the Pledgors authorizing the transfer agent of the Company to transfer the Shares to the Secured Party.

               (b) Upon exercise and payment in full or termination of all of the Options, the Escrow Agent shall return the Shares to the Pledgors, less any shares released to the Secured Party pursuant Section 1.3(a).

               (c) Upon the Escrow Agent's completion of its obligations under Sections 1.3(a) or (b) this Agreement shall terminate and the Escrow Agent shall have no further liability hereunder.

         1.4 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should the Pledgors or the Secured Party attempt to change this Agreement in a manner, which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Pledgors and the Secured Party in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Pledgors and the Secured Party that a successor escrow agent has been appointed, shall be to hold and preserve the Shares that are in his possession. Upon receipt by the Escrow Agent of said notice from the Pledgors and the Secured Party of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Shares, the Escrow Agent shall promptly thereafter transfer all of the Shares that it is still holding in escrow, to said successor escrow agent. Immediately after said transfer of the Shares, the Escrow Agent shall furnish the Pledgors and Secured Parties with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Pledgors or the Secured Party after notice of resignation or removal has been given.

         1.5 The Escrow Agent shall be reimbursed by the Pledgors and the Secured Party for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose advice the Escrow Agent may rely. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties to the Pledgors or the Secured Party in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the Shares received by the Secured Party and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Secured Party. The Pledgors acknowledge and represents that they are not being represented in a legal capacity by Law Offices of Louis E. Taubman, P.C., and have had the opportunity to consult with their own legal advisors prior to the signing of this Agreement. The Pledgors acknowledge that the Escrow Agent is not rendering securities advice to them with respect to this transaction or otherwise. The Escrow Agent has acted as legal counsel for the Secured Party and may continue to act as legal counsel for the Secured Party, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Pledgors consent to the Escrow Agent acting in such capacity as legal counsel for the Secured Party and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Secured Party and Escrow Agent are relying explicitly on the foregoing provisions contained in this
Section 1.5 in entering into this Agreement.

         1.6 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

         1.7 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         1.8 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         1.9 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

         1.10 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Shares and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of New York in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                  MISCELLANEOUS

         2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

         2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

         2.3 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         2.5 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three (3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

         2.6 All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Party, to:

Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011

If to the Shareholders, to:

the addresses set forth on EXHIBIT A hereto.
                           ---------

with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

If to the Escrow Agent, to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

         2.7 By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

         2.8 Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

         2.9 This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SIGNATURE PAGE FOLLOWS

EXECUTED:

PLEDGORS:



--------------------------------------
         Roger Henely


--------------------------------------
         Kenneth E. Bailey, Jr.


--------------------------------------
         William R. Shroyer


--------------------------------------
         Thomas A. Brewer


--------------------------------------
         Richard R. Holm

Partners Resources, LLC


By:
    ----------------------------------



--------------------------------------
         Peter Bowthorpe


--------------------------------------
         Joel A. Shapiro


--------------------------------------
         Patrick Shane


--------------------------------------
         Barry Alexander

--------------------------------------
         Mitchell J. Weiner


--------------------------------------
         Richard H. Rosenblum



SECURED PARTY:


--------------------------------------
         Terri Wonderly

ESCROW AGENT:

Law Offices Of Louis E. Taubman, P.C.


By:
    ----------------------------------
         Louis E. Taubman

                                    EXHIBIT A


Pledgor                             Online Shares
-------                             -------------

Roger Henely                            3,260,000
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                     81,000
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                         81,000
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                           81,000
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                            81,000
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                    326,000
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                         2,086,000
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                         1,736,000
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                           1,736,000
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                           418,000
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                        620,000
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062


Richard H. Rosenblum                      294,000
122 Marlborough Road
Scarborough, New York 10510